Shareholder Letter Q2 2022 Hello, GSP & MKE

Clear Secure, Inc. | Q2 2022 | Page 1 Shareholder Letter Q2 2022 Second Quarter 2022 Financial Highlights (all figures are for Second Quarter 2022 and percentage change is expressed as year-over-year, unless otherwise specified)* Revenue of $102.7 million was up 86.2% while Total Bookings of $122.9 million were up 75.6% Net cash provided by operating activities of $50.9 million; Free Cash Flow of $41.2 million Total Cumulative Enrollments of 13.1 million were up 107.2% Annual CLEAR Plus Net Member Retention of 94.3% was up 1,370 basis points year-over-year and down 100 basis points sequentially Total Cumulative Platform Uses of 106.6 million were up 62.8% Net loss ($12.3) million; Adjusted net income $0.5 million; Adjusted EBITDA $3.5 million Net loss per common share basic and diluted ($0.09); Adjusted net income per common share, basic and diluted $0.00 Launched Greer, SC and Milwaukee, WI bringing total CLEAR Plus airports to 45 Launched virtual queueing in JFK Terminal 4 and Newark Terminal B; now live in 7 airports Launched Powered by CLEAR verification SDK, a low-code single app solution for mobile web experiences or native mobile applications *A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided at the end of this letter. “ We are proud of our team’s execution in the second quarter — ensuring frictionless experiences and breaking new quarterly airport enrollment and verification records. The current travel environment highlights the imperative for CLEAR’s future facing innovations to ensure travelers enjoy the seamless experience they rightfully deserve and have in so many other settings. Our platform team also reached a significant milestone, shipping our new Powered by CLEAR low-code, single app partner solution.” —Caryn Seidman-Becker, CLEAR’s CEO

Clear Secure, Inc. | Q2 2022 | Page 2 Shareholder Letter Q2 2022 in millions in thousands Total Bookings & GAAP Revenue Total Cumulative Enrollments

Clear Secure, Inc. | Q2 2022 | Page 3 Shareholder Letter Q2 2022 Total Cumulative Platform Uses Annual CLEAR Plus Net Member Retention in thousands

Clear Secure, Inc. | Q2 2022 | Page 4 Shareholder Letter Q2 2022 Dear Shareholder, Our goal in these quarterly letters is to give our shareholders (to the extent you are not a quantitative algorithm) insights into our thought process, strategy, underlying economics of our business as well as other macro or micro perspectives. In our last letter, we discussed our obsession with our members’ experience and how we have earned the right to bring CLEAR to new places. This concept of enrolling once and using your identity (connecting you to all the things that make you, YOU) everywhere for frictionless experiences creates new product offerings and additional nodes in the CLEAR network. CLEAR has become a classic network effect business creating value for both our members and our shareholders. The power of the network effect has been well demonstrated throughout history in various businesses. The value of CLEAR increases exponentially as we add new airports and new use cases fueling the CLEAR flywheel that we have spoken about. When our airport network accelerated in 2016, we saw first hand the power of network effect economics—metrics including utilization, new joins, cost of acquisition and retention all improved dramatically. Retention is the lifeblood of a subscription business—a direct reflection of the member experience and the ultimate gauge of the value of the network. Retention can be best illustrated using retention curves which isolate factors such as unique member cohorts, various utilization metrics and join date (vintage) to calculate member lifetime value. Specifically, these curves demonstrate what percentage of a particular cohort of members are still active (paying) at various points in time. CLEAR’s retention curves demonstrate increasing levels of Year 1 retention for newer members as well as members who use CLEAR in multiple places. These improving curves reflect our ability to scale the business while yielding stronger unit economics. We also see very high levels of retention after Year 1 which provides a significant tailwind to our overall member retention and lifetime value. Although the pandemic temporarily impacted these trends, during the subsequent travel rebound many members who could be considered ‘excess churn’ reactivated and came back to CLEAR. New products and innovation will further our network expansion and the continued increase in our total addressable market. We have just launched our new Powered by CLEAR verification SDK, available for mobile web experiences and native mobile applications. This low-code integration creates a single app solution for our partners enabling a frictionless experience for their customers in both digital and physical environments. We are excited to welcome new partners to our network creating new ‘nodes’ for our +13 million existing CLEAR members and ensuring rapid adoption for our partners. Our second quarter 2022 results and third quarter guidance reflect continued broad-based strength across business lines and the power of the network effect. Second quarter 2022 was our

Clear Secure, Inc. | Q2 2022 | Page 5 Shareholder Letter Q2 2022 best CLEAR Plus enrollment quarter on record as our expanded network and frictionless travel experience are more valuable than ever. We remain focused on growing members, Bookings AND Free Cash Flow while continuing to build a brand that members trust and love. Best, Caryn and Ken

Clear Secure, Inc. | Q2 2022 | Page 6 Shareholder Letter Q2 2022 Second Quarter 2022 Financial Discussion Second quarter 2022 revenue grew 86.2% as compared to the second quarter of 2021 while Total Bookings increased 75.6%. We saw a continuation of the strong travel trends experienced in the first quarter driving both membership growth and net retention, leading to better-than- expected Total Bookings growth. Our in-airport and partner channels continued to perform well. Our platform bookings were driven by new enterprise partners as well as several Health Pass renewals. Second quarter 2022 Total Cumulative Enrollments reached 13.1 million, driven by strength in both CLEAR Plus enrollments and platform enrollments. Second quarter 2022 Total Cumulative Platform Uses reached 106.6 million, driven by the continued rebound in CLEAR Plus verifications and non-aviation platform use cases. Second quarter 2022 Annual CLEAR Plus Net Member Retention increased to 94.3%, up 1,370 basis points year-over-year and down 100 basis points sequentially. This performance was driven by strength in gross renewals and winbacks of previously canceled members. As discussed in the first quarter 2022 earnings call, we expect long term Annual CLEAR Plus Net Member Retention to settle in the upper 80s percentage range, above pre-pandemic levels. Cost of revenue share fee was $12.3 million in the second quarter of 2022 and includes a non- recurring benefit of $0.9 million. Excluding this benefit, cost of revenue share fee was 12.9% of revenue, a 218 basis point improvement versus second quarter of 2021. Cost of direct salaries and benefits were $25.3 million in the second quarter, up 59.8% year-over- year versus a depressed comparison, and up 10.2% sequentially. As a percentage of revenue, cost of direct salaries and benefits were down 406 basis points year-over-year and 74 basis points sequentially. Throughout 2021 we returned airport staffing levels to more normalized levels ahead of the travel rebound after managing costs and expenses in 2020 resulting from the COVID-19 pandemic-driven collapse in travel demand. Approximately 25% of the sequential growth was driven by a full quarter of expenses for airports opened during Q1 2022. The balance of the sequential growth was related to increased staffing to meet enrollment and verification demand as well as higher performance based compensation. Research and development expense of $14.3 million in the second quarter includes $2.7 million of non-cash stock-based compensation. Research and development expense grew 31.0% year-over- year and declined by (7.6%) sequentially. As a percentage of revenue, research and development expense declined 588 basis points year-over-year and 318 basis points sequentially. Sales and marketing expense of $11.4 million in the second quarter grew 4.3% year-over-year and 45.2% sequentially. As a percentage of revenue, sales and marketing expense declined 869 basis points year-over-year and grew 242 basis points sequentially. ~60% of the sequential increase was driven by higher variable commissions as in-airport joins reached a new quarterly record. We will continue to be opportunistic and returns-driven when evaluating sales and marketing investments.

Clear Secure, Inc. | Q2 2022 | Page 7 Shareholder Letter Q2 2022 Financial Discussion (cont) General and administrative expense of $48.2 million in the second quarter includes $9.5 million of non-cash stock-based compensation expense. General and administrative expense grew 8.8% percent year-over-year and 4.9% sequentially. As a percentage of revenue, general and administrative expense declined 3,334 basis points year-over-year and 381 basis points sequentially. The prior year comparison includes a $10.9 million non-cash warrant and compensation revaluation expense related to our initial public offering in Q2 2021. Stock compensation expense of $12.3 million in the second quarter was down 6.3% sequentially. Approximately $0.1 million relates to legacy warrant expense, $5.6 million relates to non-founder stock compensation expense and $6.6 million relates to the Founders’ Post-IPO Performance Awards (“Founder PSUs”) as detailed in our Final Prospectus, dated June 29, 2021. The Founder PSUs are eligible to vest over a five-year period based on the achievement of pre-determined stock price goals ranging from $46.50 to $93 during measurement periods beginning June 2023 and ending June 2026. The Founder PSUs will be expensed through June 29, 2025 regardless of vesting probability. Second quarter 2022 net loss was ($12.3) million, net loss per common share basic and diluted was ($0.09). Second quarter 2022 adjusted net income was $0.5 million, adjusted net income per common share, basic and diluted was $0.00. Second quarter 2022 net cash provided by operating activities was $50.9 million, Free Cash Flow was $41.2 million and Adjusted EBITDA was $3.5 million. Because of CLEAR Plus revenue recognition policies described above, when Total Bookings are growing, net cash provided by operating activities and Free Cash Flow may exceed adjusted EBITDA and net income. As of June 30, 2022, our cash and cash equivalents, including marketable securities and restricted cash were $703.0 million. As of August 11, 2022, the following shares of common stock were outstanding: Class A Common Stock 82,539,208, Class B Common Stock 1,042,234, Class C Common Stock 39,944,382, and Class D Common Stock 26,459,821 totaling 149,985,645 shares of common stock. In total, common stock outstanding grew 2.2% year-over-year, but was flat when excluding the exercise of a total of 3.2 million warrants into Class A common stock by United Airlines in December 2021 and January 2022.

Clear Secure, Inc. | Q2 2022 | Page 8 Shareholder Letter Q2 2022 Third Quarter 2022 Guidance We expect third quarter 2022 revenue of $111-113 million and Total Bookings of $128-132 million. Our third quarter 2022 revenue and Total Bookings guidance exclude any contribution from the launch of our TSA PreCheck enrollment service, which we expect to launch in Q4 2022.

Clear Secure, Inc. | Q2 2022 | Page 9 Shareholder Letter Q2 2022 CLEAR SECURE, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (dollars in thousands, except per share data) June 30, 2022 December 31, 2021 Assets Current assets: Cash and cash equivalents $ 339,736 $ 280,107 Accounts receivable 3,016 5,331 Marketable securities 333,933 335,228 Prepaid revenue share fee 13,031 10,272 Prepaid expenses and other current assets 12,869 22,140 Total current assets 702,585 653,078 Property and equipment, net 52,837 44,522 Right of use asset, net 23,890 — Intangible assets, net 23,655 22,933 Goodwill 58,381 59,792 Restricted cash 29,307 29,019 Other assets 3,221 3,406 Total assets $ 893,876 $ 812,750 Liabilities and stockholders' equity Current liabilities: Accounts payable $ 10,556 $ 8,808 Accrued liabilities 95,438 67,220 Deferred revenue 225,986 188,563 Total current liabilities 331,980 264,591 Other long term liabilities 30,328 8,691 Total liabilities 362,308 273,282 Commitments and contingencies Class A common stock, $0.00001 par value- 1,000,000,000 shares authorized; 81,618,747 shares issued and 81,233,719 shares outstanding as of June 30, 2022 1 1 Class B common stock, $0.00001 par value—100,000,000 shares authorized; 1,042,234 shares issued and outstanding as of June 30, 2022 — — Class C common stock, $0.00001 par value—200,000,000 shares authorized; 40,430,682 shares issued and outstanding as of June 30, 2022 — — Class D common stock, $0.00001 par value—100,000,000 shares authorized; 26,705,315 shares issued and outstanding as of June 30, 2022 — — Accumulated other comprehensive loss (1,095) (103) Treasury stock at cost, 385,028 shares as of June 30, 2022 — — Accumulated deficit (53,638) (36,130) Additional paid-in capital 344,922 313,845 Total stockholders’ equity attributable to Clear Secure, Inc. 290,190 277,613 Non-controlling interest 241,378 261,855 Total stockholders’ equity 531,568 539,468 Total liabilities and stockholders’ equity $ 893,876 $ 812,750

CLEAR
Shareholder Letter
Q2 2022

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended	
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenue	$ 102,723	$ 55,178	$ 193,262	$ 105,736
Operating expenses:				
Cost of revenue share fee	12,313	8,300	24,455	16,069
Cost of direct salaries and benefits	25,313	15,836	48,293	27,985
Research and development	14,333	10,941	29,845	19,946
Sales and marketing	11,365	10,901	19,191	15,857
General and administrative	48,193	44,282	94,119	71,474
Depreciation and amortization	4,328	2,664	8,712	5,202
Operating loss	(13,122)	(37,746)	(31,353)	(50,797)
Other income (expense):				
Interest income (expense), net	187	(142)	194	(213)
Other income (expense), net	465	—	197	—
Loss before tax	(12,470)	(37,888)	(30,962)	(51,010)
Income tax benefit (expense)	147	(211)	(155)	(217)
Net loss	(12,323)	(38,099)	(31,117)	(51,227)
Less: net loss attributable to non-controlling interests	(5,168)	(36,095)	(13,635)	(49,223)
Net loss attributable to Clear Secure, Inc.	$ (7,155)	$ (2,004)	$ (17,482)	$ (2,004)
Net loss per share of Class A Common Stock and Class B Common Stock				
Net loss per common share basic and diluted, Class A	$ (0.09)	$ (0.03)	$ (0.23)	$ (0.03)
Net loss per common share basic and diluted, Class B	$ (0.09)	$ (0.03)	$ (0.23)	$ (0.03)
Weighted-average shares of Class A Common Stock outstanding	79,420,204	57,371,788	78,053,957	57,371,788
Weighted-average shares of Class B Common Stock outstanding	1,042,234	1,042,234	1,042,234	1,042,234

Clear Secure, Inc. | Q2 2022 | Page 10

Clear Secure, Inc. | Q2 2022 | Page 11 Shareholder Letter Q2 2022 CLEAR SECURE, INC. CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN CASH FLOWS (UNAUDITED) (dollars in thousands) Six Months Ended June 30, 2022 June 30, 2021 Cash flows from operating activities: Net loss $ (31,117) $ (51,227) Adjustments to reconcile net loss to net cash provided from operating activities: Depreciation on property and equipment 7,079 5,191 Amortization on intangible assets 1,634 11 Noncash lease expense 1,457 — Impairment of long-lived assets 313 — Equity-based compensation 25,436 6,504 Warrant liabilities — 12,796 Deferred income tax expense (benefit) (21) — Amortization of revolver loan costs 397 — Amortization, net on marketable securities 359 — Changes in operating assets and liabilities: Accounts receivable 2,315 (528) Prepaid expenses and other assets 8,444 2,313 Prepaid revenue share fee (2,759) (1,443) Accounts payable 1,533 (1,296) Accrued and other long term liabilities 25,057 4,719 Deferred revenue 37,423 26,305 Operating lease liabilities (1,695) — Deferred rent — (261) Net cash provided by operating activities 75,855 3,084 Cash flows from investing activities: Purchases of marketable securities (341,072) (63,973) Sales of marketable securities 341,072 63,988 Purchases of property and equipment (15,214) (15,210) Purchase of intangible assets (257) (263) Net cash used in investing activities (15,471) (15,458) Cash flows from financing activities: Repurchase of members’ deficit — (11,744) Distribution to members (36) (4,018) Proceeds from issuance of members’ deficit, net of cost — 80,277 Issuance of warrants — 289 Proceeds from the exercise of warrants — 2,575 Payment of issuance costs (297) (2,135) Payment of revolver loan costs — (718) Net cash (used in) provided by financing activities (333) 64,526 Net increase in cash, cash equivalents, and restricted cash 60,051 52,152 Cash, cash equivalents, and restricted cash, beginning of period 309,126 139,082 Exchange rate effect on cash and cash equivalents, and restricted cash (134) — Cash, cash equivalents, and restricted cash, end of period $ 369,043 $ 191,234 June 30, 2022 June 30, 2021 Cash and cash equivalents $ 339,736 $ 168,302 Restricted cash 29,307 22,932 Total cash, cash equivalents, and restricted cash $ 369,043 $ 191,234

Clear Secure, Inc. | Q2 2022 | Page 12 Shareholder Letter Q2 2022 Definitions of Key Performance Indicators To evaluate performance of the business, we utilize a variety of other non-GAAP financial reporting and performance measures. These key measures include Total Bookings, Total Cumulative Enrollments, Total Cumulative Platform Uses, and Annual CLEAR Plus Net Member Retention. Total Bookings Total Bookings represent our total revenue plus the change in deferred revenue during the period. Total Bookings in any particular period reflect sales to new and renewing CLEAR Plus subscribers plus any accrued billings to partners. Management believes that Total Bookings is an important measure of the current health and growth of the business and views it as a leading indicator. Total Cumulative Enrollments We define Total Cumulative Enrollments as the number of enrollments since inception as of the end of the period. An Enrollment is defined as any member who has registered for the CLEAR platform since inception and has a profile (including limited time free trials regardless of conversion to paid membership) net of duplicate and/or purged accounts. This includes CLEAR Plus members who have completed enrollment with CLEAR and have ever activated a payment method, plus associated family accounts. Management views this metric as an important tool to analyze the efficacy of our growth and marketing initiatives as new members are potentially a current and leading indicator of revenues. Total Cumulative Platform Uses We define Total Cumulative Platform Uses as the number of individual engagements across CLEAR use cases, including in-airport verifications, since inception as of the end of the period. We also include airport lounge access verifications, sports and entertainment venue verifications and Health Pass surveys since inception as of the end of the period. Management views this metric as an important tool to analyze the level of engagement of our member base which can be a leading indicator of future growth, retention and revenue. Annual CLEAR Plus Net Member Retention We define Annual CLEAR Plus Net Member Retention as one minus the CLEAR Plus net member churn on a rolling 12 month basis. We define “CLEAR Plus net member churn” as total cancellations net of winbacks in the trailing 12 month period divided by the average active CLEAR Plus members as of the beginning of each month within the same 12 month period. Winbacks are defined as reactivated members who have been cancelled for at least 60 days. Active CLEAR Plus members are defined as members who have completed enrollment with CLEAR and have activated a payment method for our in-airport CLEAR Plus service, including their registered family plan members. Active CLEAR Plus members also include those in a grace period of up to 45 days after a billing failure during which time we attempt to collect updated payment information. Management views this metric as an important tool to analyze the level of engagement of our member base, which can be a leading indicator of future growth and revenue, as well as an indicator of customer satisfaction and long term business economics.

Clear Secure, Inc. | Q2 2022 | Page 13 Shareholder Letter Q2 2022 Non-GAAP Financial Measures In addition to our results as determined in accordance with GAAP, we disclose Adjusted EBITDA, Free Cash Flow, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Common Share, Diluted as non-GAAP financial measures that management believes provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income (loss), net cash provided by (used in) operating activities or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Our non-GAAP financial measures are expressed in thousands. Adjusted EBITDA (Loss) We define Adjusted EBITDA (Loss) as net income (loss) adjusted for income taxes, interest (income) expense net, depreciation and amortization, losses on asset disposals, equity-based compensation expense, mark to market of warrant liabilities, other income (expense), net, acquisition-related costs and changes in fair value of contingent consideration. Adjusted EBITDA (Loss) is an important financial measure used by management and our board of directors in determining performance based compensation for our management and key employees. Adjusted Net Income (Loss) We define Adjusted Net Income (Loss) as Net income (loss) attributable to Clear Secure, Inc. adjusted for the net income (loss) attributable to non-controlling interests, equity-based compensation expense, amortization of acquired intangible assets, acquisition-related costs, changes in fair value of contingent consideration and the income tax effect of these adjustments. Adjusted Net Income (Loss) is used in the calculation of Adjusted Net Income (Loss) per Common Share as defined below. Adjusted Net Income (Loss) Per Common Share We compute Adjusted Net Income (Loss) Per Common Share, Basic as Adjusted Net Income (Loss) divided by Adjusted Weighted-Average Shares Outstanding for our Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock assuming the exchange of all vested and outstanding common units in Alclear at the end of each period presented. We do not present Adjusted Net Income (Loss) per Common Share for shares of our Class B Common Stock although they are participating securities based on the assumed conversion of those shares to our Class A Common Stock. We do not present Adjusted Net Income (Loss) per Common Share on a dilutive basis for periods where we have Adjusted Net Loss since we do not assume the conversion of any potentially dilutive equity instruments as the result would be antidilutive. In periods where we have Adjusted Net Income, the Company also calculates Adjusted Net Income (Loss) Per Common Share, Diluted based on the effect of potentially dilutive equity instruments for the periods presented using the treasury stock/ if converted method, as applicable. Adjusted Net Income (Loss) per Common Share is only applicable for periods after June 29, 2021, post the Reorganization Transactions and IPO.

Clear Secure, Inc. | Q2 2022 | Page 14 Shareholder Letter Q2 2022 Adjusted Net Income (Loss) Per Common Share (cont) Adjusted Net Income (Loss) and Adjusted Earnings (Loss) Per Common Share exclude, to the extent applicable, the tax effected impact of non-cash expenses and other items that are not directly related to our core operations. These items are excluded because they are connected to the Company’s long term growth plan and not intended to increase short term revenue in a specific period. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results. Free Cash Flow We define Free Cash Flow as net cash provided by (used in) operating activities adjusted for purchases of property and equipment plus the value of share repurchases over fair value. With regards to our CLEAR Plus subscription service, we generally collect cash from our members upfront for annual subscriptions. As a result, when the business is growing, Free Cash Flow can be a real time indicator of the current trajectory of the business. See below for reconciliations of these non-GAAP financial measures to their most comparable GAAP measures. Forward-Looking Statements This release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any and such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including those described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” including the sections titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Company disclaims any obligation to update any forward-looking statements contained herein.

Clear Secure, Inc. | Q2 2022 | Page 15 Shareholder Letter Q2 2022 Reconciliation of Net income (loss) to Adjusted EBITDA (Loss): Three Months Ended Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net loss $ (12,323) $ (38,099) $ (31,117) $ (51,227) Income tax expense (benefit) (147) 211 155 217 Interest (income) expense, net (187) 142 (194) 213 Other (income) expense, net (465) — (197) — Depreciation and amortization 4,328 2,664 8,712 5,202 Equity-based compensation expense 12,307 5,897 25,436 7,216 Warrant liabilities — 10,903 — 12,796 Adjusted EBITDA (Loss) $ 3,513 $ (18,282) $ 2,795 $ (25,583) Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) Three Months Ended Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net loss attributable to Clear Secure, Inc. $ (7,155) $ (2,004) $ (17,482) $ (2,004) Reallocation of net loss attributable to non-controlling interests (5,168) (2,375) (13,635) (2,375) Net loss per above (12,323) (4,379) (31,117) (4,379) Equity-based compensation expense 12,307 3,913 25,436 3,913 Amortization of acquired intangibles 711 — 1,580 — Income tax effect (203) — (405) — Adjusted Net Income (Loss) $ 492 $ (466) $ (4,506) $ (466) Calculation of Adjusted Weighted-Average Shares Outstanding Basic Three Months Ended June 30, 2022 June 30, 2021 Weighted-average number of shares outstanding, basic for Class A Common Stock 79,420,204 57,371,788 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 1,042,234 1,042,234 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 41,892,237 44,407,609 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 26,705,315 24,756,018 Assumed weighted-average conversion of vested and outstanding warrants 194,108 2,431,206 Adjusted Weighted-Average Number of Shares Outstanding, Basic 149,254,098 130,008,855 Six Months Ended June 30, 2022 June 30, 2021 Weighted-average number of shares outstanding, basic for Class A Common Stock 78,053,957 57,371,788 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 1,042,234 1,042,234 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 42,940,757 44,407,609 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 26,705,365 24,756,018 Assumed weighted-average conversion of vested and outstanding warrants 178,619 2,431,206 Adjusted Weighted-Average Number of Shares Outstanding, Basic 148,920,932 130,008,855 Calculation of Adjusted Basic Net Income (Loss) Per Common Share Table of Contents 2 Reconciliation of Net income (loss) to Adjusted EBITDA (Loss): Three Months Ended Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net loss $ (12,323) $ (38,099) $ (31, 17) $ (51, 2 ) I come tax exp nse (ben fit) (4) 211 55 7 Interest (income) expense, net (187) 142 (4) 213 Other (inc me) expense, net (465) — (197) — Depreciation and amortization 4, 28 2,664 8,712 5, 02 Equity-based compensation expense 12,307 5,897 25,436 7,21 Warrant liabilities — 10,903 — 12,796 Adjusted EBITDA (Loss) $ 3,513 $ (18,282) $ 2,795 $ (25,583) Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) Three Months End d Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 N t l ss attributable to Clear Secure, Inc. $ 7 55 $ (2,004 $ 7 482 $ (2,004 R all cation of net loss attributable to non-controlling interests (5 168 (2,3 5 13 635 (2,3 5 Net loss per above (23) (4 379) (31 117) (4 379) Equity-based compensatio expense 12,307 3,913 25 436 3,913 Amortization of acquired intangibles 711 1,580 Income tax ffect (203) — (4 5 — Adjusted Net Income (Loss) $ 492 $ (466) $ (4,506) $ (466) Calculation of Adjusted Weighted-Average Shares Outstanding Basic Three Months Ended June 30, 2022 June 30, 2021 Weighted-average number of shares outstanding, basic for Class A Common Stock 79,420,204 57,371,788 dj stments B 04 4 1 042 234 C 41 892 237 4 407 609 issu Class D Common Stock 26,705 315 24 756 018 ss m weighted-average conversion of vested and ou standing warrants 19 10 2 431 206 Adjusted Weighted-Average Number of Shares Outstanding, Basic 149,254,098 130,008,855 Six Months E ded June 30, 2022 June 30, 2021 Weighted-average number of shares outstanding, basic for Class A Common Stock 78,053,957 57,371,788 dj stments B 1 0 2 234 1 042 234 C 42 940 757 4 407 609 issu Class D Common Stock 26,705 365 24 756 018 ss m weighted-average conversion of vested and ou standing warrants 178 619 2 431 206 Adjusted Weighted-Average Number of Shares Outstanding, Basic 148,920,932 130,008,855 Calculation of Adjusted Basic Net Income (Loss) Per Common Share Table of Contents 2 Reconciliation of Net income (loss) to Adjusted EBITDA (Loss): Three Months End d Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net loss $ (12,323) $ (38,099) $ (31,117) $ (51,227) Income tax expense (benefit) (147) 211 155 217 Interest (income) expense, net (187) 142 (194) 213 Other (income) expense, net (465) — (197) — Depreciation and amortization 4,328 2,664 8,712 5,202 Equity-based compensation expense 12,307 5,897 25,436 7,216 Warrant liabilities — 10,903 — 12,796 Adjusted EBITDA (Loss) $ 3,513 $ (18,282) $ 2,795 $ (25,583) Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) Three Months End d Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 et l ss attributable to Clear Secure, Inc. $ 7, 55) $ (2,004) $ (7,482) $ (2,004) Reallocation of net loss attributable to non-controlling interests (5,168 (2,3 5) 13,6 5 (2,3 5) Net loss per above ( , 23) (4,379) (3 ,117) (4,379) Equity-b sed compensatio expense 12,3 7 3,913 25, 36 3,913 mortization of acquired intangibles 711 1, 80 Income tax ffect (203) — (4 5 — Adjusted Net Income (Loss) $ 492 $ (466) $ (4,506) $ (466) Calculation of Adjusted Weighted-Average Shares Outstanding Basic Three Months Ended June 30, 2022 June 30, 2021 Weighte -average number of shares utstanding, basic for Class A Common Stock 79,420, 0 57,371,788 dj stments ss i t - r rsi f iss tst i l ss B t ,04 , 4 1,042,234 ss i t - r rsi f i tst i l C t 41,8 2,237 4 , 07,6 9 i t i issu t t i Class D Common Stock 26,705,315 24,756,018 ss m weighted-average conversion of vested and outstanding warrants 19 ,10 2,431,206 Adjusted Weighted-Average Number of Shares Outstanding, Basic 149,254,098 130,008,855 Six Months E ded June 30, 2022 June 30, 2021 Weighte -average number of shares utstanding, basic for Class A Common Stock 78, 53,957 57,371,788 dj stments ss i t - r rsi f iss tst i l ss B t 1,0 2,234 1,042,234 ss i t - r rsi f i tst i l C t 42,940,757 4 , 07,6 9 i t i issu t t i Class D Common Stock 26,705,365 24,756,018 ss m weighted-average conversion of vested and outstanding warrants 178,619 2,431,206 Adjusted Weighted-Average Number of Shares Outstanding, Basic 148,920,932 130,008,855 Calculation of Adjusted Basic Net Income (Loss) Per Common Share Table of Contents 2 Reconciliation of Net Income (Loss) to Adjusted EBITDA (Loss): econciliation of Net Income (Loss) to Adjusted Net Income (Loss): Calculation of Adjusted Weighted-Average Shares Outstanding Basic:

Clear Secure, Inc. | Q2 2022 | Page 16 Shareholder Letter Q2 2022 Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Adjusted net income (loss) 492 (466) (4,506) (466) Adjusted weighted- average number of shares outstanding, basic 149,254,098 130,008,855 148,920,932 130,008,855 Adjusted Net Income (Loss) per Common Share, Basic $0.00 $0.00 $(0.03) $0.00 Calculation of Adjusted Net Income (Loss) Per Common Share, Diluted Three Months Ended June 30, 2022 Adjusted net income 492 Adjusted weighted-average number of shares outstanding, basic 149,254,098 Weighted-average impact of unvested RSA’s 1,213,374 Weighted-average impact of unvested RSU’s 642,547 Total 151,110,019 Adjusted Net Income per Common Share, Diluted: $0.00 As stated above, due to the Company incurring an adjusted net loss for certain periods presented, the Company has not calculated Adjusted Weighted-Average Shares Outstanding, Diluted for those periods as the result would be antidilutive. Below is a summary of the Company’s Adjusted Net Income (Loss) per Share: Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Adjusted net loss per common share, basic $0.00 $0.00 $(0.03) $0.00 Adjusted net income (loss) per common share, diluted $0.00 $0.00 $(0.03) $0.00 Reconciliation of Net cash provided by operating activities to Free Cash Flow: Three Months Ended Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net cash provided by operating activities $ 50,923 $ 3,419 $ 75,855 $ 3,084 Purchases of property and equipment (9,681) (6,416) (15,214) (15,210) Share repurchases over fair value — — — 712 Free Cash Flow $ 41,242 $ (2,997) $ 60,641 $ (11,414) Table of Contents 3 Calculation of Adjusted Basic Net Income (Loss) Per Common Share: Calculation of Adjusted Net Income (Loss) Per Common Share, Diluted: Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Adjusted net income (loss) 492 (466) (4,506) (466) Adjusted weighted- average number of shares outstanding, basic 149,254,098 130,008,855 148,920,932 130,008,855 Adjusted Net Income (Loss) per Common Share, Basic $0.00 $0.00 $(0.03) $0.00 Calculation of Adjusted Net Income (Loss) Per Com on Share, Diluted Three Months Ended June 30, 2022 j t net income 4 2 Adjusted weighted-average n mber of share outstanding, basic 149, 54,098 i t - r i t f t A’ 1,213,374 Weighted-average impact of unvested RSU’s 642,547 Total 151,110, 19 Adjusted Net Income per Common Share, Diluted: $0.00 As stated above, due to the Comp ny incurri g an adjust net loss for certain periods presente , the Company has not calculated Adjusted Weighted-Average Shares Outstanding, Diluted for those periods as the result would be antidilutive. Below is a summary of the Company’s Adjusted Net Income (Loss) per Share: Three Months End d Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 j t t loss per c mmon share, basic . . ( . ) . Adjusted net income (loss) per common share, diluted $0.00 $0.00 $(0.03) $0.00 Reconciliation of Net cash provided by operating activities to Free Cash Flow: Three Months End d Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net cash provided by operating activities $ 50,923 $ 3, 9 $ 7 ,855 $ 3,084 Purchases of property and equipment (9,681) (6,416) (15,214) (15,2 0) Share repurchases over fair value — — — 7 2 Free Cash Flow $ 41,242 $ (2,997) $ 60,641 $ (11,414) Table of Contents 3 Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Adjusted net income (loss) 492 (466) (4,506) (466) Adjusted weighted- average number of shares outstanding, basic 149,254,098 130,008,855 148,920,932 130,008,855 Adjusted Net Income (Loss) per Common Share, Basic $0.00 $0.00 $(0.03) $0.00 Calculation of Adjusted Net Income (Loss) Per Common Share, Diluted Three Months Ended June 30, 2022 Adjusted net income 492 Adjusted weighted-average number of shares outstanding, basic 149,254,098 Weighted-average impact of unvested RSA’s 1,213,374 Weighted-average impact of unvested RSU’s 642,547 Total 151,110,019 Adjusted Net Income per Common Share, Diluted: $0.00 As stated above, due to the Company incurring an adjusted net loss for certain periods presented, the Company has not calculated Adjusted Weighted-Average Shares Outstanding, Diluted for those periods as the result would be antidilutive. Below is a summary of the Company’s Adjusted Net Income (Loss) per Share: Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Adjusted net loss per common share, basic $0.00 $0.00 $(0.03) $0.00 Adjusted net income (loss) per common share, diluted $0.00 $0.00 $(0.03) $0.00 Reconciliation of Net cash provided by operating activities to Free Cash Flow: Three Months Ended Six Months Ended (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net cash provided by operating activities $ 50,923 $ 3,419 $ 75,855 $ 3,084 Purchases of property and equipment (9,681) (6,416) (15,214) (15,210) Share repurchases over fair value — — — 712 Free Cash Flow $ 41,242 $ (2,997) $ 60,641 $ (11,414) Table of Contents 3 hree onths nded Six onths nded June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 djusted net inco e (loss) 492 (466) (4,506) (466) djusted eighted- average nu ber of shares outstanding, basic 149,254,098 130,008,855 148,920,932 130,008,855 djusted et Inco e ( oss) per o on Share, asic $0.00 $0.00 $(0.03) $0.00 alculation of djusted et Inco e ( oss) er o on Share, iluted hree onths nded June 30, 2022 djusted net inco e 492 d us ed eighted-average nu ber of shares outstanding, basic 149,254,098 eighted-average i pact of unvested S ’s 1,213,374 e gh ed ave age pac o unves ed S s 642,547 Total 151,110,019 djusted et Inco e per o on Share, iluted: $0.00 s stated above, due to the o pany incurring an adjusted net loss for certain periods presented, the o pany has not calculated djusted eighted- verage Shares utstanding, iluted for those periods as the result ould be antidilutive. elo is a su ary of the o pany’s djusted et Inco e ( oss) per Share: hree onths nded Six onths nded June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 djusted net loss per co on share, basic $0.00 $0.00 $(0.03) $0.00 d us ed ne inco e (loss) per co on share, diluted $0.00 $0.00 $ 0.03 $0.00 econciliation of et cash provided by operating activities to ree ash lo : hree onths nded Six onths nded (In thousands) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 et cash provided by operating activities $ 50,923 $ 3,419 $ 75,855 $ 3,084 Purchases of property and equip ent (9,681) (6,416) (15,214) (15,210) Share repurchases over fair value 712 Free ash Flo $ 41,242 $ (2,997) $ 60,641 $ (11,414) able of ontents 3